Exhibit 99.2

 This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “strategic vision,” “growth opportunities” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:risks and uncertainties such as expected economic trends;the ability to anticipate consumer preferences;the ability to control costs; the ability to successfully execute our ERP implementation and growth strategies;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches; andthe impact of tax legislation;the impact of the coronavirus outbreak on our financial results.Please refer to the Company’s latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   2

   tapestry  optimistic innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:   3

 DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we area global house of brands that embraces the exploration of individuality.We believe that true luxury is a freedom of expression that ignites confidence and authenticity.Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.   4

   established 1941  AUTHENTIC  CONFIDENT  MODERN  established 1986  EMPOWERED  POLISHED  SOPHISTICATED  established 1993  JOYFUL  FEMININE  OPTIMISTIC   5

      6  As of FY19. Non-GAAP Financials. As of Fiscal 2020, foreign currency gains and losses previously reported in SG&A expenses are reflected in Other Expense/(Income). Prior year results have been recast for comparability. Store counts reflect directly operated locations.   revenue  $6.0B  operating margin  15.8%  stores  1,540  revenue  $4.3B  operating margin  27.1%  stores  986  revenue  $1.4B  operating margin  13.6%  stores  407  revenue  $389M  operating margin  (4.3%)  stores  147

 TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF MODERN LUXURY BRANDS WITH FOCUS ON INTERNATIONAL GROWTH &DIRECT-TO-CONSUMER DISTRIBUTION     7  As of FY19.

   OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG & ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKETs  Handbags & Accessories  Footwear   Outerwear  $95B  FY19  Handbags & Accessories  Footwear   Outerwear  $91B  FY18         8  +7% GROWTH  Source: Tapestry proprietary global market sizing model & Euromonitor. Growth noted is in constant currency.

LEADERSHIP TEAM

Jide Zeitlin
Chairman and Chief Executive Officer



Joshua Schulman
CEO and Brand President, Coach



Eraldo Poletto
CEO and Brand President, Stuart Weitzman



Todd Kahn
President, Chief Administrative Officer and Chief Legal Officer



Joanne Crevoiserat
Chief Financial Officer



Tom Glaser
Chief Operations Officer



Zeynep Schoenwaelder
Global Head of Strategy & Data Labs



Sarah Dunn
Global Human Resources Officer



Noam Paransky
Chief Digital Officer



Andrea Shaw Resnick
Global Head of Investor Relations & Corporate Communications



tapestry
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   overview  2020

FISCAL 2020 STRATEGIC PRIORITIES
INNOVATION AND EXCELLENCE IN *execution*

FUEL BRAND INNOVATION

- Accelerate **product newness**
- Build brand connections through **cultural relevance**

DRIVE GLOBAL GROWTH

- Maximize the opportunity with the **Chinese consumer** globally and across brands

INVEST *in* DIGITAL *&* DATA

- **Increase power of digital platforms**: e-commerce, customer experience & marketing
- Further integrate **Data Labs** into core processes

HARNESS *the* POWER *of* MULTI-BRAND

- Capture full benefit of **multi-brand structure**
- Increase speed and flexibility of **Supply Chain**
- Provide opportunities for **talent movement** across brands, regions and functions tapestry

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  12  we are dedicated to driving organic growth, rather than pursuing strategic acquisitions, while returning capital to shareholders.       ORGANIC GROWTH  FISCAL 2020 CAPITAL ALLOCATION PRIORITIES  With continued momentum at Coach, our main priority is to fuel an acceleration in our acquired businesses to unlock the power of our multi-brand platform.At this time, we do not expect to pursue strategic acquisitions.  COMMITMENT TO SHAREHOLDER RETURNS  Consistent with our expectations, we bought back $300M of common stock in the first quarter. Together with our current annual dividend payout, we are on track to return approximately $700M to shareholders during the fiscal year, which represents the vast majority of our free cash flow.

 RECENT HIGHLIGHTS  Pleased with our holiday quarter performance, which outperformed plan.Drove continued momentum at Coach – the largest brand of our house – highlighted by the ninth consecutive quarter of positive comparable store sales growth.Realized sequential improvement at Kate Spade as we further implemented key product and merchandising actions to optimize the assortment and enhance the brand’s novelty offering, while also moving through excess inventory.Continued to experience challenges at Stuart Weitzman due to softer demand across channels; building on our learnings, we are reinvigorating our footwear icons, while injecting innovation into the overall assortment in keeping with market trends.Made key changes to our executive leadership team: appointed Liz Fraser CEO & Brand President of Kate Spade and announced the promotions of Giorgio Sarné, to CEO & Brand President of Stuart Weitzman, and Yann Bozec, to President of Tapestry Asia Pacific. Completed comprehensive review of our business, which pointed to the opportunity to accelerate long-term growth across our brands; we believe we have the team and the means to effect significant and positive change at our Company.Entered the third fiscal quarter with strong underlying trends; however, the escalating coronavirus outbreak in China is now materially impacting our business, which resulted in a revision to our annual outlook.Remain confident in our ability to effectively navigate through this period of uncertainty in order to best protect our people, our brands and every aspect of our business. Our strong balance sheet, cash position and globally diversified sourcing base and supply chain provide us flexibility to operate our Company for the long term.

   highlights  2019  from

  15  A YEAR OF meaningful evolution  FISCAL 2019 MILESTONES  Achieved ongoing strength in our businesses internationally, while navigating a challenging retail backdrop in North America.Advanced our strategic initiatives, most notably building the foundation of our multi-brand platform, as we generated the anticipated synergies from the successful integration of Kate Spade, which funded, in part, material investments in systems, as well as our international development.Strengthened Tapestry’s leadership team with key hires: Noam Paransky, Chief Digital Officer; Tom Glaser, Chief Operations Officer; Joanne Crevoiserat, Chief Financial Officer.Delivered strong results at Coach – the largest and most globally diversified brand of our house – highlighted by positive comparable store sales growth and gross margin expansion, underscoring its health and vibrancy.Debuted Nicola Glass’s creative vision at Kate Spade with the new iconic branding elements garnering a positive response from consumers; identified learnings and action items to inform go-forward strategy. Drove top-line growth at Stuart Weitzman, reflecting important progress across people, processes and product.Established and commenced $1B share repurchase program, underscoring our confidence in the future; returned $490M to shareholders through dividend and share repurchase program.Remain steadfast in our long-term strategic vision and focused on maximizing the benefits of our differentiated multi-brand model.

FISCAL 2019 P&L OVERVIEW BY BRAND

	TAPESTRY	COACH	KATE SPADE	STUART WEITZMAN
NET REVENUE	$6,027M +3% growth	$4,271M +1% growth	$1,367M +6% growth	$389M +4% growth
GROSS PROFIT	$4,081M 67.7% margin; +30bps vs. LY	$2,998M 70.2% margin; +70bps vs. LY	$870M 63.6% margin; +40bps vs. LY	$213M 54.8% margin; (330bps) vs. LY
SG&A EXPENSES	$3,131M 51.9% of sales; +140bps vs. LY	$1,841M 43.1% of sales; +20bps vs. LY	$684M 50.0% of sales; +210bps vs. LY	$230M 59.1% of sales; +390bps vs. LY
OPERATING INCOME	$951M 15.8% margin; (110bps) vs. LY	$1,157M 27.1% margin; +50bps vs. LY	$186M 13.6% margin; (170bps) vs. LY	($17M) (4.3%) margin; (720bps) vs. LY
EARNINGS PER DILUTED SHARE	$2.57 (2%) vs. LY			

tapestry *Non-GAAP Financials. Tapestry includes Corporate segment SG&A expenses of $376M (not shown). As of Fiscal 2020, foreign currency gains and losses previously reported in SG&A expenses are reflected in Other Expense/(Income). Prior year results have been recast for comparability.*

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FISCAL 2019 CAPITAL ALLOCATION MILESTONES   17    share repurchase program.  $1B  Board of Directors approved    to shareholders through dividends & share repurchases.  $490M  Company returned  RETURNED 95% of free cash flow TO SHAREHOLDERS THROUGH DIVIDEND &SHARE REPURCHASE PROGRAM

   OVERVIEWbyBRAND

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 Horse & carriage pop-up at david plazaZhengzhou, china

 Rexy float at MACY’S THANKSGIVING DAY PARADENEW YORK CITY

 “For over 75 years, Coach has been part of the American landscape. As we write our next chapter, we’re building on our heritage of craftsmanship and confident New York style to deliver a complete lifestyle brand formodern lives.”   Joshua Schulman, CEO & Brand President, Coach   24

 Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   our vision    25

 13,500EMPLOYEES  986DIRECTLY OPERATED STORES  $4.27BANNUAL REVENUE   26  As of FY19.

   COACH FISCAL 2019 MILESTONES  Achieved seven consecutive quarters of global comparable store sales increases and gross margin expansion for the fiscal year.Delivered strong international growth and outperformed accessible luxury peers in North America; drove e-commerce gains globally.Cascaded leathergoods innovation across the pyramid of fashion, occasion and price; realized continued growth in iconic Signature platform.Gained traction in lifestyle categories, including footwear and ready-to-wear; grew men’s business to nearly $900M at POS.Fueled brand momentum and cultural relevance through collaborations, store initiatives and disruptive marketing campaigns, reinforcing Coach’s distinctive global positioning.

   coach product, geographic & channel breakdownDirect-to-consumer focused with diversified product categories & geographies   28  As of FY19.

 COACH FISCAL 2020 STRATEGIC PRIORITIES  DRIVE product innovation & disruption  enforce Fashion Authority through cultural relevance  Inject excitement into stores  Fuel Digital Innovation & E-commerce Growth   29

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 “Since our founding, our brand has inspired generations of women to live their lives with substance, sophistication and a smile. Today, we continue to offer a distinct and positive point of view through a combination of pragmatic and witty designs, color and a unique celebratory approach to living. We are committed to delighting our customers by igniting their minds, spirit and very own sense of style.”  NICOLA GLASS, CREATIVE DIRECTOR, Kate Spade   33

 OUR VISION  A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth,where people — our customers and teams — areat the center of everything we do.

 4,800EMPLOYEES  407DIRECTLY OPERATED STORES  $1.37B ANNUAL REVENUE   35  As of FY19.

   Kate spade FISCAL 2019 Milestones  Debuted Nicola Glass’s creative vision with new & iconic brand elements, garnering a positive response; identified clear learnings to inform go-forward strategy.Maintained unique brand positioning with leadership in attributes of Fun, Fashionable & Feminine per U.S. Brand Tracking Survey.Expanded international presence through new store openings and acquisition of operations in Singapore, Malaysia & Australia.Gained notable traction in Greater China, a significant area of opportunity for the brand, highlighted by positive comparable store sales.Announced plans to take footwear business in-house, building on the brand’s strong lifestyle offering.*  *Kate Spade intends to bring women’s footwear business in-house from licensed partner, Steve Madden, in the second half of fiscal 2020.

   KATE SPADE product, geographic & channel breakdownOpportunity to expand internationally with unique and globally-relevant positioning   37  As of FY19.  OTHER ASIA12%

 KATE SPADE FISCAL 2020 STRATEGIC PRIORITIES   38  Solidify brand authority  INTRODUCE exceptional and inspiring products   Enhance omni-channel platform globally  CREATE immersive channel experiences  Engage with Chinese consumers globally

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 “Stuart Weitzman footwear has long represented quality, style and the beautiful combination of fashion and function. We are building on this foundation as we evolve into a global, multi-channel and multi-category brand.”  ERALDO POLETTO, CEO & Brand President, Stuart Weitzman   42

 Our vision  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHION AND FUNCTIONAL FOOTWEAR & ACCESSORIES.   43

 1,100EMPLOYEES  147DIRECTLY OPERATED STORES  $389MANNUAL REVENUE   44  As of FY19.

   Stuart Weitzman FISCAL 2019 Milestones  DELIVERED TOP-LINE GROWTH, ADDRESSING AREAS OF OPPORTUNITY EXITING FISCAL 2018.FOCUSED ON PRODUCT FIT AND CONSTRUCTION, CREATING FOUNDATIONAL PIECES CONSISTENT WITH THE BRAND’S DNA.GAINED FURTHER CREDIBILITY IN HANDBAGS AND LEATHERGOODS, A CONTINUED AREA OF OPPORTUNITY FOR THE BRAND.DROVE INTERNATIONAL EXPANSION WITH NEW STORE OPENINGS IN NORTHERN CHINA AND THE BUY-BACK OF OUR OPERATIONS IN SOUTHERN CHINA & AUSTRALIA.EVOLVED MARKETING, FEATURING NEW AND CULTURALLY RELEVANT GLOBAL BRAND AMBASSADORS.

 Stuart weitzman FISCAL 2020 STRATEGIC priorities   46  ENHANCE SYSTEMS AND PROCESSES  Maintain Boot & Sandal Authority while Expanding Footwear Expression  DRIVE CREDIBILITY IN HANDBAGS  FUEL CONSUMER DESIRE & BRAND AWARENESS  Expand Globally,with Focus on China

 STUART WEITZMAN product, geographic & channel breakdownOpportunity to expand internationally WITH SOPHISTICATED FOOTWEAR & ACCESSORIES OFFERING COMBINING FUNCTION AND FIT   47  REST OF WORLD18%  As of FY19.

   corporate RESPONSIBILITY

 Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS  OURPEOPLEOURPLANETOURCOMMUNITIES   49

 CORPORATE SOCIAL RESPONSIBILITY  OUR PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   50

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  2025GOALS  CORPORATE SOCIAL RESPONSIBILITY  our people  1

 RECENTMILESTONES    Expanded our maternity leave in 2018 in the United States. Donated approximately $500K in fiscal 2018 to organizations that our employees are passionate about through our matching gift programs. Achieved a score of 100 for the sixth consecutive year on the Human Rights Campaign Corporate Equality Index, earningthe designation as a Best Place to Work for LGBTQ Equality.Recognized on the Forbes Diversity & Inclusion List in 2019 for the third consecutive year. Signed the CEO Action Pledge for Diversity & Inclusion, the Open to All Pledge and the Fashion Pact in 2019.Maintained a Board of Directors with ethnic, gender and nationality diversity.   CORPORATE SOCIAL RESPONSIBILITY  our people  1   52

 CORPORATE SOCIAL RESPONSIBILITY  our planet  2  Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.Ensure that 90% of leather is sourced from Silver- and Gold-rated Leather Working Group tanneries.Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.Achieve a 10% reduction in water usage across Tapestry and its supply chain.  2025GOALS    Photo courtesy of Friends of the High Line.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our planet  2    Achieved a 4.4% reduction in absolute Scope 1 and 2CO2e emissions across Tapestry in fiscal 2018 over a2017 baseline. Provided in-person compliance and anti-corruption training to over 100 suppliers and manufacturers infiscal 2019.Signed the UN Global Compact in October 2018, reinforcing our commitment to sustainability.Implemented a Coach fur-free policy, beginning with the Fall 2019 collection.    54

 CORPORATE SOCIAL RESPONSIBILITY  our communities  3  2025GOALS    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our communities  3    Donated over $48M through The Coach Foundation since its inception in 2008 and launched the “Dream It Real” initiative which supports young people as they pursue their dreams.Employed and empowered 162 women in Masoro, Rwanda through the Kate Spade on purpose program in 2017. Engaged 1,850 employees to volunteer a combined 6,000 hours across projects to support their local communities in fiscal 2018. Distributed numerous grants worldwide to nonprofit organizations through the Coach and Kate Spade Foundations. Provided humanitarian response to victims of hurricanes and other natural disasters.   56

 JIDE ZEITLIN, CHAIRMAN & CEO   58  “We are stewards of three powerful brands and we believe we have the leadership team and the means to effect significant and positive change to define the next chapter of sustainable growth at our Company.”

   APPENDIX

 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items related to our Operational Efficiency Plan, Integration & Acquisition-Related Costs, ERP implementation efforts and the impact of tax legislation for Tapestry, Inc. Guidance for certain financial information for the fiscal year ending June 27, 2020 has also been presented on a non-GAAP basis. A reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort because certain material items that impact these measures, such as the timing and exact amount of charges related to Integration and Acquisition and the costs associated with the Company’s ERP implementation have not yet occurred.The Company operates on a global basis and reports financial results in U.S. dollars in accordance with GAAP.  Sales and gross margin for each segment have been described excluding currency fluctuation effects from translating foreign-denominated sales into U.S. dollars.  The Company calculates constant currency revenue results by translating current period revenue in local currency using the prior year period’s currency conversion rate.Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    60

   GAAP to non-GAAP ReconciliationFor the Year Ended June 29, 2019  in mi

llions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION  INTEGRATION & ACQUISITION  IMPACT OF TAX LEGISLATION  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $2,996.4   $—   $(1.9)   $—   $2,998.3  Kate Spade   863.6   —   (6.3)   —   869.9  Stuart Weitzman   193.7   —   (19.6)   —   213.3   Gross profit(1)  4,053.7   —   (27.8)   —  4,081.5              Coach  1,848.0   —  7.1  —  1,840.9  Kate Spade  698.2   —   14.5   —  683.7  Stuart Weitzman  245.2   —   15.0   —  230.2  Corporate  442.6  36.9  30.0  —  375.7   Selling, general and administrative expenses  3,234.0  36.9  66.6  —  3,130.5              Coach  1,148.4  —  (9.0)  —  1,157.4  Kate Spade  165.4  —  (20.8)  —  186.2  Stuart Weitzman  (51.5)  —  (34.6)  —  (16.9)  Corporate  (442.6)  (36.9)  (30.0)  —  (375.7)   Operating income (loss)  819.7  (36.9)  (94.4)  —  951.0              Provision for income taxes   122.8   (9.4)   (25.8)   9.2   148.8  Net income   643.4  (27.5)   (68.6)   (9.2)   748.7  Net income per diluted common share   2.21   (0.09)   (0.24)   (0.03)   2.57   (1) Adjustments within Gross profit are recorded within Cost of sales.

   GAAP to non-GAAP ReconciliationFor the Year Ended June 30, 2018  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  OPERATIONAL EFFICIENCY PLAN  INTEGRATION & ACQUISITION  IMPACT OF TAX LEGISLATION  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $2,931.5   $—   $(4.1)   $—   $2,935.6  Kate Spade   705.7   —   (106.5)   —   812.2  Stuart Weitzman   211.3   —   (5.8)   —   217.1   Gross profit(1)  3,848.5   —   (116.4)   —  3,964.9              Coach  1,812.1   —  0.5  —  1,811.6  Kate Spade  728.6   —   113.7   —  614.9  Stuart Weitzman  214.1   —   7.8   —  206.3  Corporate  421.7  19.5  63.2  —  339.0   Selling, general and administrative expenses  3,176.5  19.5  185.2  —  2,971.8              Coach  1,119.4  —  (4.6)  —  1,124.0  Kate Spade  (22.9)  —  (220.2)  —  197.3  Stuart Weitzman  (2.8)  —  (13.6)  —  10.8  Corporate  (421.7)  (19.5)  (63.2)  —  (339.0)   Operating income (loss)  672.0  (19.5)  (301.6)  —  993.1              Provision for income taxes   199.3   (6.2)   (130.7)   178.2   158.0  Net income   397.5  (13.3)   (170.9)   (178.2)   759.9  Net income per diluted common share   1.38   (0.05)   (0.58)   (0.62)   2.63   (1) Adjustments within Gross profit are recorded within Cost of sales.

   Fiscal 2019 foreign exchange gain/loss recast by quarter  in millions; Non-GAAP financials  1Q19  2Q19  3Q19  4Q19  FY19  Coach   $448.8  $481.6  $446.7  $463.8  $1,840.9  Kate Spade  159.5  179.5  168.8  175.6  683.4  Stuart Weitzman  54.6  59.2  59.8  56.3  229.9  Corporate  91.6  84.4  104.5  101.4  381.9   Selling, general and administrative expenses  754.5  804.7  779.8  797.1  3,136.1              Coach   4.2  (4.1)  (0.6)  0.5  --  Kate Spade  (0.1)  (0.9)  1.0  (0.3)  (0.3)  Stuart Weitzman  0.7  (1.3)  (0.5)  0.8  (0.3)  Corporate  (0.2)  2.1  4.1  0.2  6.2   Foreign Exchange (Gain)/Loss  4.6  (4.2)  4.0  1.2  5.6              Coach  444.6  485.7  447.3  463.3  1,840.9  Kate Spade  159.6  180.4  167.8  175.9  683.7  Stuart Weitzman  53.9  60.5  60.3  55.5  230.2  Corporate  91.8  82.3  100.4  101.2  375.7   Selling, general and administrative expenses  749.9  808.9  775.7  796.1  3,130.5    FY19 SG&A (as previously reported)    FX (Gain) / Loss    FY19 SG&A (recast)